                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 1999

CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of November 10, 1999, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-2).

                   Chase Commercial Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)

New York                              33-81595                 13-3728743
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                       Identification Number)


   270 Park Avenue
   New York, New York                                          10017-2070
   (Address of principal executive offices)                    (Zip Code)

   (212) 834-5723
   (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.      Other Events

         Filing of Collateral/Structural Term Sheets

         On or about November 23, 1999, the Registrant will cause the sale of approximately $704,388,241 principal amount of Commercial Mortgage Pass-Through Certificates, Series 1999-2, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 10, 1999, among the Registrant, GE Capital Loan Services, Inc., as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement").

         In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by Chase Securities Inc. (as lead manager and bookrunner) and Salomon Smith Barney Inc. (collectively, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement
No. 333-81595, furnished to one or more prospective investors on November 5, 1999 one Collateral/Structural Term Sheet (the "Term Sheet") dated as of November 5, 1999. The term "Collateral/Structural Term Sheet" shall mean those materials which constitute "structural term sheets" and "collateral term sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association. The Term Sheet is being filed as an exhibit to this report.

         The Term Sheet has been provided by the Underwriters. The information in the Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

  (a)    Financial Statements:    Not applicable.

  (b)    Pro Forma Financial Information: Not applicable.

  (c)    Exhibit:

     Exhibit No.                     Document
     -----------                     --------

        99.1            Term Sheet dated as of November 5, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHASE COMMERCIAL MORTGAGE
                                           SECURITIES CORP.

                                           By:      /s/ Geoffrey Souter
                                           Name:    Geoffrey Souter
                                           Title:   Assistant Vice President

Dated:   November 8, 1999

                                  EXHIBIT INDEX

     Exhibit No.                  Document                                Page
     -----------                  --------                                ----

        99.1            Term Sheet dated as of November 5, 1999             6